SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                        ______________

                           FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                        ______________


Date of Report (Date of earliest event reported):March 13, 1996


                   THE FAIRCHILD CORPORATION

    (Exact name of Registrant as specified in its charter)


     Delaware               1-6560            34-0728587
(State or other        (Commission File    (I.R.S. Employer
jurisdiction of             Number)         Identification No.)
incorporation)

Washington Dulles International Airport
300 West Service Road
P.O. Box 10803
Chantilly, Virginia__                           22021-9998
(Address of principal                           (Zip Code)
executive offices)



      Registrant's telephone number, including area code:
                        (703) 478-5800

                           No change
 (Former name or former address, if changed since last report)

_______________________________________________________________
_______________________________________________________________

Item 2.   Acquisition or Disposition of Assets

          As previously disclosed on Form 8-K Item 5 filed with the Commission on November 20, 1995, the Fairchild Corporation ("Fairchild") and its subsidiaries, RHI Holdings, Inc. ("RHI") and Fairchild Industries, Inc. ("FII"), entered into an Agree-ment and Plan of Merger dated as of November 9, 1995 (as amended, the "Merger Agreement") with Shared Technologies Inc. ("Shared Technologies"). In accordance with the Merger Agree-ment, Shared Technologies has acquired the telecommunications systems and service business operated by Fairchild Communica-tions Services Company ("FCSC").

     The acquisition was effected by the merger of FII with and into Shared Technologies (the "Merger"). Prior to the Merger, FII transferred all of its assets to, and all of its liabilities were assumed by, RHI or its subsidiaries other than FII and VSI Corporation, except for (i) the assets and liabilities of FCSC,
(ii) the outstanding Series A and Series C Preferred Stock of FII, (iii) $125,000,000 aggregate principal amount of 12-1/4% Senior Notes due 1999 (the "Senior Notes") of FII and (iv) an amount of bank and other indebtedness of approximately $45,819,822.38 (the "Assumed Indebtedness") and commenced a cash tender offer to purchase all of the outstanding Senior Notes. Pursuant to the Merger, an amount sufficient to redeem the Series A and C Preferred Stock at their liquidation value ($45.00 per share plus accrued and unpaid dividends) was placed with Chemical Mellon Shareholder Services as Escrow Agent. Also as part of the Merger, Shared Technologies, as the surviving corporation, (i) purchased the $125,000,000 aggregate principal amount of Senior Notes tendered pursuant to the aforesaid tender offer and (ii) repaid the Assumed Indebtedness in full.

          As a result of the Merger, RHI received (i) 6,000,000 shares of Common Stock of Shared Technologies (representing approximately 41% of the outstanding shares after giving effect to such issuance), (ii) shares of 6% Cumulative Convertible Preferred Stock of Shared Technologies having an aggregate liquidation preference of $25,000,000 (subject to upward adjustment) and which are convertible into Common Stock of Shared Technologies at a conversion price of $6.3750 per share (which, if converted, would represent, together with the other Common Stock issued to RHI, approximately 42% of the Common Stock of Shared Technologies on a fully diluted basis) and
(iii) shares of a Special Preferred Stock having an initial liquidation preference of $20,000,000 (which could accrete up to a maximum of $30,000,000 over a ten-year period if not ear-lier redeemed). In connection with its stock ownership, Fairchild and RHI will have the right to elect four of the eleven members of the Board of Directors of Shared Technologies and have agreed, subject to certain exceptions, not to sell any of such shares for a two-year period.

          For a more complete description of the proposed terms of the Merger and the transactions contemplated thereby, refer-ence is hereby made to the Merger Agreement including the amendments thereto (copies of which are filed as exhibits hereto).


Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.
Not Applicable.

(b)  Pro Forma Financial Information.

(c)  Exhibits.

     2.1  Agreement and Plan of Merger dated as of November 9,
           1995 by and among Fairchild, RHI, FII and Shared
           Technologies ("Merger Agreement").*

     2.2   Amendment No. 1 to Merger Agreement dated as of
           February 2, 1996.

     2.3   Amendment No. 2 to Merger Agreement dated as of
           February 23, 1996.

     2.4   Amendment No. 3 to Merger Agreement dated as of
           March 1, 1996.











___________________
* Incorporated by reference from the Registrant's Form 8-K filed on November 20, 1995.

                           SIGNATURE


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE FAIRCHILD CORPORATION
                              (Registrant)


                              By:  /s/ Donald E. Miller
                                   ------------------------------
                                   Name: Donald E. Miller
                                   Title: Vice President


DATE:  March 13, 1996

                         EXHIBIT INDEX



                                                  Sequentially
Exhibit No.                                       Numbered Page

     2.1  Agreement and Plan of Merger dated as of
           November 9, 1995 by and among
           Fairchild, RHI, FII and Shared Technol-
           ogies ("Merger Agreement")*............

     2.2   Amendment No. 1 to the Merger Agreement
           dated as of February 2, 1996...........

     2.3   Amendment No. 2 to the Merger Agreement
           dated as of February 23, 1996..........

     2.4   Amendment No. 3 to the Merger Agreement
           dated as of March 1, 1996


























___________________
* Incorporated by reference from the Registrant's Form 8-K filed on November 20, 1995.

                            THE FAIRCHILD CORPORATION
         PRO FORMA CONDENSED SEPARATED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

     The Following unaudited pro forma condensed separated consolidated balance sheet as of December 31, 1995, and the pro forma condensed separated consolidated statements of earnings for the year ended June 30, 1995 and the six months ended December 31, 1995, give effect to the Company's disposition of the D-M-E Company ("DME") and the merger of its communications services systems business ("FCS"). The pro forma information is based on the historical financial statements of the Company, DME and FCS giving effect to the transaction and assumptions and adjustments specified in the accompanying notes to the pro forma financial statements.

     The unaudited pro forma consolidated statements of the Company are not necessarily indicative of the results or financial position that actually would have occurred if the disposition of DME and the merger of FCS had been in effect since July 1, 1994, nor are they necessarily indicative of future results or financial position of the Company. The pro forma consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company's June 30, 1995 Form 10-K.

                            THE FAIRCHILD CORPORATION
            PRO FORMA CONDENSED SEPARATED CONSOLIDATED BALANCE SHEET
                                December 31, 1995
                                 (in thousands)

                                   Historical                 Pro Forma
                         -----------------------------  ----------------------
ASSETS                      TFC       DME       FCS     Adjustments      TFC
------                   -------- ---------- ---------  -----------   --------
Cash                     $ 42,967 $          $    366   $ 74,000 (1)
                                                         (74,000)(2) $ 43,333
Accounts receivable        70,241             (11,694)                 58,547
Notes receivable-current                                 171,377 (1)  171,377
Inventories                78,449              (1,271)                 77,178
Prepaid expenses and
 other current assets      27,092              (2,051)                 25,041
Net current assets of
 discontinued operations   34,609   (34,166)                              443
                         -------- ---------- ---------  ---------    --------
Total Current Assets      253,358   (34,166)  (14,650)   171,377      375,919

Property, plant and
 equipment                228,239             (85,545)                142,694
Accumulated depreciation  (98,970)             35,086                 (63,884)
Net noncurrent assets of
 discontinued operations   85,577   (85,528)                               49
Investment in affiliates   70,904                         36,500 (3)  107,404
Goodwill                  152,184             (25,871)                126,313
Other assets              137,405              (6,910)    (5,286)(4)  125,209
                         -------- ---------- ---------  ---------    --------
Total Assets             $828,697 $(119,694) $(97,890)  $202,591     $813,704
                         ======== ========== =========  =========    ========

          See Notes to Pro Forma Condensed Separated Financial Statements.

                            THE FAIRCHILD CORPORATION
            PRO FORMA CONDENSED SEPARATED CONSOLIDATED BALANCE SHEET
                                December 31, 1995
                                 (in thousands)

                                   Historical                 Pro Forma
                         -----------------------------  ----------------------
LIABILITIES                 TFC       DME       FCS     Adjustments      TFC
-----------              -------- ---------- ---------  -----------   --------
Bank notes payable and
 current maturities of
 long term debt          $100,288 $          $   (367)  $(66,603)(2) $ 33,318
Accounts payable           32,323              (9,308)                 23,015
Other accrued liabilities  75,816              (8,589)     7,341 (1)
                                                          (2,340)(3)
                                                          10,000 (3)   82,228
Accrued income tax           --                           47,337 (1)
                                                          (6,239)(4)   41,098
                         -------- ---------- ---------  ---------    ---------
Current Liabilities       208,427      --     (18,264)   (10,504)     179,659

Long-term debt, less
 current maturities       448,642                 (99)    (7,397)(2)
                                                        (135,313)(3)
                                                         (45,820)(3)
                                                          10,313 (4)  270,326
Other long-term
 liabilities               86,873                        (25,126)(3)   61,747
Noncurrent income taxes    38,981                                      38,981
Redeemable preferred
 stock                     15,311                        (14,901)(3)      410
                         -------- ---------- ---------  ---------    ---------
Total Liabilities         798,234      --     (18,363)  (228,748)     551,123

Stockholders' equity:
 Common stock               2,242    (3,826)       (1)     3,826 (1)
                                                               1 (3)    2,242
 Treasury stock           (51,719)                                    (51,719)
 Paid-in capital           67,445  (100,084)  (23,265)   100,084 (1)
                                                          23,265 (3)   67,445
 Retained earnings          9,464   (15,784)  (56,261)    15,784 (1)
                                                          56,261 (3)
                                                          71,005 (1)
                                                         170,473 (3)
                                                          (9,360)(4)  241,582
Net unrealized holding
 loss on available-for-
 sale securities             (120)                                       (120)
 Cumulative translation
  adjustment                3,151                                       3,151
                         -------- ---------- ---------  ---------    --------
Total Stockholders'
 Equity                    30,463  (119,694)  (79,527)   431,339      262,581
Total Liabilities and
 Stockholders' Equity   $ 828,697 $(119,694) $(97,890)  $202,591     $813,704
                        ========= ========== =========  =========    ========

          See Notes to Pro Forma Condensed Separated Financial Statements.


                            THE FAIRCHILD CORPORATION
        PRO FORMA CONDENSED SEPARATED CONSOLIDATED STATEMENT OF EARNINGS
                   For the six months ended December 31, 1995
                      (in thousands, except per share data)


                                   Historical                 Pro Forma
                        ------------------------------  ----------------------
                           TFC       DME        FCS     Adjustments     TFC
                        --------- ---------  ---------  -----------  ---------
Revenue:                             (*)
 Sales                  $211,376  $          $(65,028)               $146,348
 Other income, net           136                                          136
                        --------- ---------  ---------  ---------    ---------
                         211,512      --      (65,028)      --        146,484
Cost and expenses:
 Cost of sales           162,141              (49,037)                113,104
 Selling, general and
  administrative          41,274               (5,863)                 35,411
 Research and
  development                 44                                           44
 Amortization of
  goodwill                 2,378                 (357)                  2,021
 Restructuring               285                                          285
                        --------- ---------  ---------  ---------    ---------
                         206,122      --      (55,257)      --        150,865

Operating income (loss)    5,390      --       (9,771)      --         (4,381)

Interest expense          36,047                  (43)   (13,484)(5)   22,520
Interest income           (1,279)                         (6,855)(5)   (8,134)
                        --------- ---------  ---------  ---------    ---------
Net interest expense
 (income)                 34,768      --          (43)   (20,339)      14,386

Investment income, net     1,912                                        1,912
Equity in earnings (loss)
 of affiliates             1,889                            (563)(5)    1,326
Minority interest         (1,085)                          1,173 (5)       88
                         -------- ---------  ---------  ---------    ---------
Earnings (loss) from
 continuing operations
 before taxes            (26,662)     --       (9,728)    20,949      (15,441)
Income tax provision
 (benefit)                (9,951)              (3,891)     8,605       (5,237)
                         -------- ---------  ---------  ---------    ---------
Earnings (loss) from
 continuing operations  $(16,711) $   --     $ (5,837)  $ 12,344     $(10,204)
                        ========= =========  =========  =========    =========

Earnings (loss) per share:
Loss from continuing
operations              $ (1.04)                                     $ (0.63)
                        =========                                    =========
Weighted average number
 of shares outstanding    16,122                                       16,122
                        =========                                    =========

     * - Results of DME were included as part of earnings from discontinued operations for the six months ended December 31, 1995.

          See Notes to Pro Forma Condensed Separated Financial Statements.


                            THE FAIRCHILD CORPORATION
        PRO FORMA CONDENSED SEPARATED CONSOLIDATED STATEMENT OF EARNINGS
                        For the year ended June 30, 1995
                      (in thousands, except per share data)

                                   Historical                 Pro Forma
                        ------------------------------  ----------------------
                           TFC       DME       FCS      Adjustments    TFC
                        -------- ---------- ----------  ----------- ---------
Revenue:
 Sales                  $546,323 $(167,769) $(108,710)              $ 269,844
 Other income, net           656       396                              1,052
                        -------- ---------- ----------  ---------   ---------
                         546,979  (167,373)  (108,710)      --        270,896
Cost and expenses:
 Cost of sales           419,290  (110,152)   (80,621)                228,517
 Selling, general and
  administrative         107,226   (30,208)    (8,967)                 68,051
 Research and
  development              4,100    (1,114)                             2,986
 Amortization of
  goodwill                 6,157    (1,637)      (624)                  3,896
                        -------- ---------- ----------  ---------   ---------
                         536,773  (143,111)   (90,212)      --        303,450

Operating income (loss)   10,206   (24,262)   (18,498)      --        (32,554)

Interest expense          71,159       (60)      (291)   (26,968)(5)   43,840
Interest income           (3,389)       18               (13,710)(5)  (17,081)
                         -------- --------- ----------  ---------    ---------
Net interest expense
 (income)                 67,770       (42)      (291)   (40,678)      26,759

Investment income, net     5,705                                        5,705
Equity in earnings (loss)
 of affiliates             2,369      (762)               (1,126)(5)      481
Minority interest         (2,449)      156                 2,345 (5)       52
                         -------- --------- ----------  ---------    ---------
Earnings (loss) from
 continuing operations
 before taxes            (51,939)  (24,826)   (18,207)    41,897      (53,075)
Income tax provision
 (benefit)               (18,019)  (10,410)    (7,283)    17,209      (18,503)
                         -------- --------- ----------  ---------    ---------
Earnings (loss) from
 continuing operations  $(33,920) $(14,416) $ (10,924)  $ 24,688     $(34,572)
                        ========= ========= ==========  =========    =========

Earnings (loss) per share:
Loss from continuing
operations              $ (2.11)                                     $ (2.15)
                        =========                                    =========
Weighted average number
 of shares outstanding    16,103                                       16,103
                        =========                                    =========

          See Notes to Pro Forma Condensed Separated Financial Statements.

                            THE FAIRCHILD CORPORATION
    NOTES TO PRO FORMA CONDENSED SEPARATED CONSOLIDATED FINANCIAL STATEMENTS

     On February 22, 1996, the Company completed the sale of DME to Cincinnati Milacron for $74,000,000 in cash and $171,377,000 in 8% promissory notes which mature one year following the closing of the sale.

     On March 13, 1996, the Company completed the merger of FCS into Shared Technologies Inc.("STI") with the resulting company named Shared Technologies Fairchild Inc. ("STCH"). Pursuant to the merger, STCH assumed $223,500,000 of the Company's existing debt and preferred stock, and has issued to the Company 6,000,000 common shares (equal to approximately 41% of outstanding STCH common shares immediately following the transaction), as well as $45,000,000 face amount of newly issued preferred shares. The pro forma financial statements separate (i) the assets and liabilities of DME and FCS from the Company's consolidated balance sheets at December 31, 1995, and (ii) the results of operations of DME and FCS from the Company's consolidated statement of earnings for the year ended June 30, 1995 and six months ended December 31, 1995. In separating the entities, the following pro forma adjustments have been made.

     (1) Reflects the sale of certain assets and liabilities of DME in exchange for cash and notes receivable, reduced by costs related to the disposition (incentive compensation, legal, audit and other associated fees) as follows (in thousands):

                                                December 31,
                                                    1995
                                                ------------
         Cash                                      $ 74,000
         Notes receivable                           171,377
         Costs related to disposal                   (7,341)
                                                  ---------
         Net proceeds received                      238,036
         Carrying value of net assets sold          119,694
                                                  ---------
         Gain before taxes                          118,342
         Tax provision (40% statutory tax rate)      47,337
                                                  ---------
         Net gain on sale                          $ 71,005
                                                  =========

         (2) Cash received was immediately used to reduce bank loans(with interest rates of approximately 8.73% in fiscal 1995) as follows (in thousands):

                                                December 31,
                                                    1995
                                                ------------
         Bank notes payable and current maturities
          of debt                                  $ 66,603
         Long-term debt, less current maturities      7,397
                                                  ---------
         Total                                     $ 74,000
                                                  =========

     (3) Reflects the merger of FCS into STI, the assumption of certain of the Company's existing debt and related accrued expenses by STCH, recording accrued expenses (incentive compensation, legal, etc.) associated with the transaction, the issuance of equity to the Company, and the resulting non-taxable gain from the transaction as follows (in thousands):

                                                December 31,
                                                    1995
                                                ------------
      Long-term debt:
        12.25% Sr. secured notes                  $125,000
        Premium paid for 12.25% Sr. secured notes   10,313
                                                  ---------
                                                   135,313
           Bank debt (8.73% approximating interest
         rate in fiscal 1995)                       45,820
                                                  ---------
                                                   181,133

     Redeemable preferred stock (FII Series A)      14,901
       Minority interest (FII Series C preferred
       stock)                                       25,126
     Other accrued expenses (interest, dividends)    2,340
                                                  ---------
         Total debt assumed                        223,500
         Investment in affiliates (the Company's
       investment in STCH)                          36,500
         Less:
           Carrying value of net assets exchanged   79,527
        Costs related to transaction                10,000
                                                  ---------
         Net gain from merger                     $170,473
                                                  =========

     The merger was structured as a reorganization under section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, resulting in a non-taxable transaction for the Company.

     (4) The sale of DME and assumption of some of the Company's debt by STCH resulted in an extraordinary loss from the early extinguishment of debt as follows (in thousands):


                                                December 31,
                                                    1995
                                                ------------
      Premiums paid on 12.25% Sr. Notes (being
          recorded as long-term debt in December) $ 10,313
         Deferred loan fees written off              5,286
                                                  ---------
                                                    15,599
      Tax benefit (40% statutory rate)              (6,239)
                                                  ---------
      Extraordinary loss, net                     $  9,360
                                                  =========

     (5) For purposes of presenting the pro forma condensed separated statement of earnings, the following adjustments (which are expected to be recurring) have been made (in thousands):

                                                Six Months
                                                   Ended      Year Ended
                                                December 31,    June 30,
                                                    1995          1995
                                                ------------   ----------
         Increase (decrease) in earnings:
         Interest expense from revised debt
           structures (see Note 2 and Note 3)      $ 13,484      $ 26,968
          Interest income from notes receivable
           (see Note 1)                               6,855        13,710
          Minority interest (see Note 3)              1,173         2,345
          Tax effects of the above adjustments       (8,605)      (17,209)
          Equity in loss of affiliates (*)             (563)       (1,126)
                                                  ---------     ---------
          Net adjustments                          $ 12,344      $ 24,688
                                                  =========     =========

     * - 41% of the estimated loss to common shareholders' of STCH adjusted by preferred stock dividends to be paid by STCH to the Company.

     (6) The pro forma statement of earnings has not been adjusted for non-recurring credits or charges that are expected to be incurred within the ensuing year. Such non-recurring items omitted from the pro forma statement of earnings represents (i) the $71,005,000 gain, net of tax, on the sale of DME (see Note
1), (ii) the $170,473,000 non-taxable gain from the merger of FCS into STCH (see
Note 3), and (iii) the $9,360,000 extraordinary loss, net of tax, from the early extinguishment of debt assumed by the merger (see Note 4).